UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

EZJR, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	20-0667864
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P. O. Box 1449, Duluth GA	30096
(Address of principal executive offices)	(Zip Code)

Telephone: 678-866-3337 Facsimile: 678-866-2353

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A amends the EZJR, Inc. (“the Company” or “Registrant”) Current Report originally filed with the U. S. Securities and Exchange Commission (“Commission”) on December 14, 2012 and subsequently amended on January 11, 2013 (the “Amended Filing”). We are filing this Amendment for the sole purpose to furnish an Exhibit 16, from the predecessor auditor, pursuant Rule 304(a)(3) of Regulation S-K to this Form 8-K/A.

There have been no changes from the Amended Filing other than as herein. This Amendment No. 2 does not modify or update in any way the other disclosures made in the Amended Filing.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Dismissal of Porter Keadle Moore

On December 4, 2012 (the "Dismissal Date"), the Board of Directors of EZJR, Inc. (the “Registrant” or the “Company”) approved of the dismissal of Porter Keadle Moore as the Registrant’s independent registered public accounting firm.

Since September 12, 2012 (the date on which Porter Keadle Moore has been engaged as the Registrant’s independent registered public accounting firm) Porter Keadle Moore has neither reviewed nor audited any of the financial statements of the Registrant. Therefore, no reports of Porter Keadle Moore on the Registrant’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles as no such reports have been prepared.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Porter Keadle Moore whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Porter Keadle Moore’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The Registrant has provided Porter Keadle Moore with a copy of this disclosure and has requested that Porter Keadle Moore furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Porter Keadle Moore addressed to the U. S. Securities and Exchange Commission dated December 13, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of De Joya Griffith, LLC

On December 4, 2012 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged De Joya Griffith, LLC, 2580 Anthem Village Dr., Henderson, Nevada 89052, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits:

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
16.1	Letter from Porter Keadle Moore, dated December 21, 2012 to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K	X				1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EZJR, Inc. Registrant

Date: January 17, 2013	/s/ Adam Alred
Name: Adam Alred
Title: Principal Executive Officer